Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾
Investments, at Fair Value - 191.96% of Net Assets ⁽⁵⁾
Collateralized Loan Obligation Debt - 1.46% of Net Assets ⁽⁴⁾ ⁽⁶⁾
Structured Finance
United States
Ares LXI CLO Ltd.	Secured Note - Class F-R, 11.67% (3M SOFR + 8.00%, due 4/20/2037)	3/27/2024	$184,532	$184,530	$179,692
CIFC Funding 2019-V, Ltd.	Secured Note - Class E-R2, 8.57% (3M SOFR + 4.90%, due 10/15/2038)	2/12/2026	3,325,000	3,306,059	3,273,400
Dryden 53 CLO, Ltd.	Secured Note - Class F, 11.43% (3M SOFR + 7.76%, due 1/15/2031) ⁽⁷⁾	11/28/2017	1,664,500	1,486,399	126,200
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 9.57% (3M SOFR + 5.90%, due 7/18/2037)	10/09/2025	2,000,000	1,970,855	1,846,195
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 12.20% (3M SOFR + 8.53%, due 7/18/2031)	5/17/2018	567,489	543,968	24,199
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 11.78% (3M SOFR + 8.11%, due 7/15/2030)	7/05/2018	900,000	863,280	19,256
Octagon 59, Ltd.	Secured Note - Class E, 11.25% (3M SOFR + 7.60%, due 5/15/2035)	6/12/2023	3,375,000	3,149,006	2,642,148
Total Collateralized Loan Obligation Debt				11,504,097	8,111,090

Collateralized Loan Obligation Equity - 119.60% of Net Assets ⁽⁴⁾ ⁽⁸⁾ ⁽⁹⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 14.38%, maturity 10/15/2039) ⁽¹⁰⁾	9/23/2022	7,599,000	4,698,731	3,883,120
1988 CLO 2 Ltd.	Income Note (effective yield 17.55%, maturity 4/15/2038) ⁽¹⁰⁾	2/08/2023	5,532,000	3,197,898	3,069,732
1988 CLO 3 Ltd.	Income Note (effective yield 13.77%, maturity 10/15/2040) ⁽¹⁰⁾	9/12/2023	8,735,000	5,566,282	4,683,613
1988 CLO 4 Ltd.	Income Note (effective yield 5.21%, maturity 4/15/2039) ⁽¹⁰⁾	4/09/2024	6,696,000	5,270,421	4,210,203
1988 CLO 5 Ltd.	Income Note (effective yield 5.75%, maturity 7/15/2037) ⁽¹⁰⁾	6/03/2024	7,541,000	4,971,299	3,819,457
1988 CLO 6 Ltd.	Income Note (effective yield 15.23%, maturity 4/15/2038) ⁽¹⁰⁾	2/20/2025	4,557,000	3,738,967	3,492,543
1988 CLO 7 Ltd.	Class M-1 Note (maturity 4/15/2039)	2/26/2026	7,780,000	-	78,821
1988 CLO 7 Ltd.	Class M-2 Note (maturity 4/15/2039)	2/26/2026	7,780,000	-	157,705
1988 CLO 7 Ltd.	Class M-3 Note (maturity 4/15/2039)	2/26/2026	7,780,000	-	-
AMMC CLO 23, Limited	Subordinated Note (effective yield 16.07%, maturity 7/17/2038)	9/19/2025	5,279,000	3,271,164	2,651,215
AMMC CLO 28, Limited	Subordinated Note (effective yield 11.76%, maturity 7/20/2037)	1/28/2025	20,925,000	15,433,174	11,375,647
AMMC CLO 30, Limited	Subordinated Note (effective yield 17.54%, maturity 4/15/2039)	12/10/2024	3,918,000	2,695,448	2,656,368
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 10.31%, maturity 10/25/2038)	9/04/2020	9,250,000	5,991,652	4,447,993
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 9.64%, maturity 7/27/2039)	5/25/2021	1,200,000	931,389	683,375
Ares XXXIX CLO Ltd.	Subordinated Note (effective yield 7.20%, maturity 7/18/2037)	11/01/2024	11,340,000	4,234,362	2,261,239
Ares XLIII CLO Ltd.	Income Note (effective yield 7.65%, maturity 1/15/2038) ⁽¹⁰⁾	4/04/2017	43,860,000	15,696,316	8,800,148
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 5.81%, maturity 4/15/2034)	10/06/2021	16,376,572	4,345,892	1,923,981
Ares LI CLO Ltd.	Income Note (effective yield 8.55%, maturity 10/15/2037) ⁽¹⁰⁾	1/25/2019	18,981,463	9,675,872	5,410,913
Ares LXI CLO Ltd.	Subordinated Note (effective yield 3.81%, maturity 4/20/2037)	1/24/2024	4,650,000	2,701,768	1,059,997
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 11.56%, maturity 10/15/2038)	8/20/2024	5,952,500	3,744,474	2,331,841
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 9.76%, maturity 10/22/2039)	1/26/2023	28,159,000	16,187,655	9,400,135
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 16.29%, maturity 10/25/2038)	8/12/2024	12,750,000	6,797,656	5,220,442
Ares LXIX CLO Ltd.	Income Note (effective yield 9.55%, maturity 4/15/2036) ⁽¹⁰⁾	1/31/2024	14,100,000	8,487,611	4,898,438
Ares LXXII CLO Ltd.	Income Note (effective yield 11.57%, maturity 7/15/2037) ⁽¹⁰⁾	6/21/2024	33,950,000	22,014,824	12,631,584
Ares LXXIV CLO Ltd.	Subordinated Note (effective yield 11.00%, maturity 10/15/2037)	7/23/2025	27,150,000	21,678,250	13,271,301
Ares LXXVI CLO Ltd.	Income Note (effective yield 14.35%, maturity 5/27/2038) ⁽¹⁰⁾	4/14/2025	10,075,000	6,887,192	6,266,875
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 10.61%, maturity 7/25/2037)	2/07/2025	12,400,000	8,452,985	4,817,954
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 20.18%, maturity 4/17/2039) ⁽¹⁰⁾	9/24/2021	5,550,000	3,124,002	2,262,307
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 4/15/2031) ⁽¹⁰⁾ ⁽¹¹⁾	2/23/2018	20,808,000	184,746	3,342
Barings CLO Ltd. 2019-I	Income Note (effective yield 11.34%, maturity 10/15/2038) ⁽¹⁰⁾	2/12/2019	10,611,500	9,843,205	7,044,979
Barings CLO Ltd. 2019-II	Income Note (effective yield 5.40%, maturity 1/15/2038) ⁽¹⁰⁾	3/15/2019	14,700,500	10,176,025	5,693,748
Barings CLO Ltd. 2020-I	Income Note (effective yield 21.79%, maturity 1/15/2038) ⁽¹⁰⁾	9/04/2020	6,966,000	3,195,190	3,008,011
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 0.00%, maturity 4/25/2034) ⁽¹¹⁾	6/05/2024	20,000,000	7,943,572	3,400,000
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 8.31%, maturity 7/15/2034)	9/07/2022	9,250,000	5,048,272	2,726,394
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 1/18/2035) ⁽¹²⁾	11/17/2021	2,000,000	1,082,931	293,460
Barings CLO Ltd. 2022-I	Income Note (effective yield 11.37%, maturity 1/15/2039) ⁽¹⁰⁾	3/18/2022	13,162,500	7,784,790	5,268,163
Barings CLO Ltd. 2022-II	Income Note (effective yield 27.85%, maturity 7/15/2039) ⁽¹⁰⁾	6/21/2022	10,800,000	3,523,295	3,260,270
Barings CLO Ltd. 2024-II	Income Note (effective yield 15.35%, maturity 7/15/2039) ⁽¹⁰⁾	5/31/2024	9,300,000	5,658,708	4,521,310
Barings CLO Ltd. 2025-IV	Income Note (effective yield 16.94%, maturity 10/15/2040) ⁽¹⁰⁾	8/07/2025	10,575,000	7,362,419	6,846,732
Basswood Park CLO, Ltd.	Class M-1 Note (effective yield 1806.86%, maturity 4/20/2034)	2/15/2024	5,000,000	3,429	1,148
Basswood Park CLO, Ltd.	Class M-2 Note (effective yield 1806.84%, maturity 4/20/2034)	2/15/2024	5,000,000	8,001	2,678
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 4.22%, maturity 4/20/2034)	8/17/2021	27,750,000	16,431,436	6,543,705
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2031) ⁽¹⁰⁾ ⁽¹²⁾	7/09/2015	18,734,935	4,532,314	220,097
Battalion CLO 18 Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2036) ⁽¹⁰⁾ ⁽¹²⁾	8/25/2020	8,400,000	3,454,155	608,534
Battalion CLO XIX Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	3/11/2021	8,600,000	3,201,560	310,332
Battalion CLO XXIII Ltd.	Income Note (effective yield 7.64%, maturity 10/15/2037) ⁽¹⁰⁾	5/19/2022	18,010,000	7,822,251	4,053,156
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 20.67%, maturity 7/15/2037) ⁽¹⁰⁾	7/13/2022	14,500,000	10,980,261	7,279,116
Belmont Park CLO, Ltd.	Income Note (effective yield 7.69%, maturity 4/15/2037) ⁽¹⁰⁾	2/21/2024	14,950,000	9,208,876	5,641,637
Benefit Street Partners CLO XII, Ltd.	Subordinated Note (effective yield 11.40%, maturity 10/15/2037)	12/12/2024	11,341,132	9,246,061	6,449,881
Bethpage Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2035) ⁽¹⁰⁾ ⁽¹²⁾	9/24/2021	14,750,000	7,034,800	1,895,378
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽¹²⁾	10/21/2014	23,000,000	2,300	70,702
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/30/2030) ⁽¹²⁾	3/26/2020	5,550,000	-	17,297
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 7.47%, maturity 1/15/2038) ⁽¹⁰⁾	6/23/2020	675,000	421,401	300,122
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	11/01/2016	34,250,000	2,173,403	1,197,037
Bowling Green Park CLO, LLC	Subordinated Note (effective yield 10.51%, maturity 4/18/2035)	5/15/2024	6,318,000	4,153,038	2,291,642
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/15/2031) ⁽¹¹⁾	6/02/2016	10,800,000	9,945	18,360
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/20/2031) ⁽¹¹⁾	3/23/2021	4,730,000	19,488	11,825
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 10.94%, maturity 1/20/2031) ⁽¹⁰⁾	2/18/2021	11,750,000	5,349,935	3,076,341
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 4.93%, maturity 4/15/2035) ⁽¹⁰⁾	4/13/2021	7,005,000	4,655,431	2,012,693
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 10.64%, maturity 1/15/2040) ⁽¹⁰⁾	2/02/2021	14,175,000	6,986,255	4,774,566
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 11.11%, maturity 4/15/2040) ⁽¹⁰⁾	8/11/2021	13,200,000	7,335,360	4,459,553
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2035) ⁽¹⁰⁾ ⁽¹²⁾	3/15/2022	8,150,000	4,963,194	2,140,819
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 13.63%, maturity 10/15/2040) ⁽¹⁰⁾	7/06/2023	9,400,000	6,178,131	4,159,251
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 4.13%, maturity 4/15/2037) ⁽¹⁰⁾	1/26/2024	11,475,000	8,238,834	5,056,163
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/20/2034) ⁽¹¹⁾	11/17/2021	12,000,000	2,755,423	1,199,760
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 14.13%, maturity 10/15/2037)	5/02/2025	11,375,000	6,854,000	5,287,274
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 9.30%, maturity 7/15/2037)	11/01/2024	18,390,000	6,421,521	4,558,186
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	3/04/2016	17,265,625	1,163,932	2,590
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 1/18/2031) ⁽¹⁰⁾ ⁽¹¹⁾	9/12/2014	16,033,750	1,964,583	176,371

1

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾
Collateralized Loan Obligation Equity - 119.60% of Net Assets ⁽⁴⁾ ⁽⁸⁾ ⁽⁹⁾ (continued)
Structured Finance (continued)
United States (continued)
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 11.41%, maturity 3/31/2038)	2/17/2015	18,290,500	10,158,195	7,865,427
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 0.00%, maturity 1/17/2035) ⁽¹²⁾	8/05/2014	8,457,500	2,869,920	1,348,887
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 10.87%, maturity 1/16/2038)	4/18/2019	3,216,500	2,295,865	1,824,534
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 10.57%, maturity 7/15/2038) ⁽¹⁰⁾	6/07/2019	17,648,000	10,849,070	8,076,583
CIFC Funding 2019-V, Ltd.	Income Note (effective yield 11.07%, maturity 10/15/2038)	8/13/2025	21,020,000	13,136,389	10,320,291
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 9.34%, maturity 7/15/2036) ⁽¹⁰⁾	6/12/2020	9,400,000	4,796,544	2,825,787
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 16.00%, maturity 4/16/2039)	11/05/2024	17,552,000	8,014,096	7,232,028
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 12.89%, maturity 1/15/2040) ⁽¹⁰⁾	12/11/2020	9,625,000	6,417,716	5,163,570
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 10.81%, maturity 10/15/2038) ⁽¹⁰⁾	4/23/2021	13,050,000	11,599,794	8,777,235
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	9/22/2021	12,200,000	7,250,378	3,456,256
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 4.08%, maturity 4/17/2035) ⁽¹⁰⁾	1/27/2022	12,950,000	8,625,730	4,632,638
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 14.40%, maturity 10/16/2038) ⁽¹⁰⁾	8/01/2022	10,700,000	7,501,464	5,871,675
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 14.84%, maturity 10/15/2038) ⁽¹⁰⁾	9/14/2023	13,475,000	9,687,736	8,541,886
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 15.03%, maturity 1/21/2037)	5/16/2024	5,500,000	3,653,754	3,186,064
CIFC Funding 2025-II, Ltd.	Income Note (effective yield 13.57%, maturity 4/15/2038) ⁽¹⁰⁾	2/07/2025	14,400,000	11,478,825	9,442,123
CIFC Funding 2025-V, Ltd.	Income Note (effective yield 12.16%, maturity 10/15/2038) ⁽¹⁰⁾	7/30/2025	13,775,000	11,223,100	8,666,025
Danby Park CLO, Ltd.	Subordinated Note (effective yield 6.80%, maturity 10/21/2037)	10/31/2024	5,150,000	4,578,416	1,933,310
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 1/15/2031) ⁽¹²⁾	11/28/2017	7,684,999	1,058,647	187,488
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/18/2031) ⁽¹²⁾	5/11/2020	9,600,000	1,618,158	53,771
Dryden 68 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2035) ⁽¹⁰⁾ ⁽¹²⁾	5/30/2019	14,080,000	6,767,722	2,049,728
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 18.52%, maturity 10/15/2037) ⁽¹⁰⁾	5/14/2024	1,856,000	703,617	636,064
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 4.34%, maturity 4/17/2037)	7/31/2024	26,520,000	12,129,460	7,746,412
Dryden 85 CLO, Ltd.	Income Note (effective yield 3.12%, maturity 7/15/2037) ⁽¹⁰⁾	9/17/2020	12,750,000	7,291,124	4,279,069
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 8.86%, maturity 11/15/2038) ⁽¹⁰⁾	4/09/2024	18,873,000	16,582,857	10,399,906
Dryden 94 CLO, Ltd.	Income Note (effective yield 1.42%, maturity 10/15/2037) ⁽¹⁰⁾	4/28/2022	19,425,000	10,505,111	5,609,201
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 13.00%, maturity 4/15/2038) ⁽¹⁰⁾	2/15/2023	48,500,000	23,208,410	16,627,294
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 1/20/2030) ⁽¹²⁾	6/05/2020	6,372,500	615,557	32,500
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 8.24%, maturity 10/15/2037) ⁽¹⁰⁾	8/08/2023	8,169,391	4,433,888	2,257,494
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 7.53%, maturity 10/15/2037) ⁽¹⁰⁾	9/16/2022	13,700,000	7,894,675	3,961,720
Flatiron CLO 21 Ltd.	Subordinated Note (effective yield 7.64%, maturity 7/19/2034)	12/10/2024	28,145,000	19,516,125	10,060,530
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 9.79%, maturity 7/20/2035)	8/14/2024	16,450,000	9,023,248	3,993,655
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 39.83%, maturity 7/20/2035)	8/14/2024	1,280,000	112,783	171,327
Kings Park CLO, Ltd.	Subordinated Note (effective yield 9.61%, maturity 1/21/2039)	4/27/2023	6,026,250	3,864,844	2,135,313
Lake George Park CLO, Ltd.	Income Note (effective yield 15.91%, maturity 4/15/2038) ⁽¹⁰⁾	2/18/2025	20,850,000	16,578,290	13,827,312
Lake Shore MM CLO I Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2033) ⁽¹⁰⁾ ⁽¹²⁾	3/08/2019	14,550,000	9,296,070	2,960,787
Lodi Park CLO, Ltd.	Income Note (effective yield 8.73%, maturity 7/21/2036)	11/13/2024	4,725,000	3,790,035	2,031,077
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 8.73%, maturity 7/21/2036)	11/13/2024	2,775,000	2,211,909	1,192,357
Madison Park Funding XX, Ltd.	Subordinated Note (effective yield 6.88%, maturity 10/27/2037)	2/06/2025	16,450,000	3,901,387	1,354,112
Madison Park Funding XX, Ltd.	Subordinated Note (effective yield 6.88%, maturity 10/27/2037)	2/06/2025	19,000,000	4,541,596	1,582,940
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/15/2032) ⁽¹¹⁾	8/22/2016	6,462,500	224,520	355,438
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 8.99%, maturity 1/15/2038)	10/30/2018	11,731,082	5,836,103	3,224,571
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 8.26%, maturity 10/16/2037)	9/27/2022	12,825,000	6,180,319	2,805,245
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 0.00%, maturity 2/28/2047) ⁽¹¹⁾	6/02/2016	17,857,979	1,124,992	1,119,695
Madison Park Funding XL-R, Ltd.	Income Note (effective yield 11.72%, maturity 10/16/2038)	9/05/2025	25,000,000	23,750,000	14,685,776
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 8.07%, maturity 1/23/2048)	11/16/2018	9,919,821	4,238,939	1,631,710
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 4.57%, maturity 1/19/2034)	4/29/2021	5,000,000	3,122,150	1,468,292
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 0.00%, maturity 1/22/2035) ⁽¹²⁾	3/13/2024	6,500,000	3,792,852	883,545
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 11.20%, maturity 7/16/2038)	7/27/2023	13,025,000	7,794,900	4,175,428
Madison Park Funding LXIX, Ltd.	Subordinated Note (effective yield 9.39%, maturity 7/25/2037)	5/22/2025	8,050,000	6,100,618	3,460,501
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 10.16%, maturity 10/20/2037)	1/24/2025	9,950,000	6,906,272	4,078,002
Muzinich & Co., Inc.	CLO Participation Share	10/28/2021	200,006	-	3,188,691
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 13.25%, maturity 1/24/2039)	5/10/2024	8,611,000	6,257,322	5,533,305
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	6/06/2014	20,572,125	-	3,086
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2030) ⁽¹⁰⁾ ⁽¹²⁾	3/23/2016	13,750,000	1,616,495	64,392
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2030) ⁽¹⁰⁾ ⁽¹²⁾	5/25/2016	11,804,048	8,726	61,287
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 1.44%, maturity 7/18/2037) ⁽¹⁰⁾	5/05/2021	23,400,000	8,015,571	3,381,111
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/25/2030) ⁽¹¹⁾	5/25/2021	1,550,000	3,467	233
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹¹⁾	6/19/2019	1,450,000	709,642	8,833
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/15/2035) ⁽¹²⁾	7/27/2023	18,155,000	8,166,089	1,613,072
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2036) ⁽¹⁰⁾ ⁽¹¹⁾	6/26/2020	10,650,000	661,835	372,750
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 7.13%, maturity 1/15/2039) ⁽¹⁰⁾	3/25/2022	13,875,000	8,007,463	4,746,100
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 0.00%, maturity 1/15/2035) ⁽¹⁰⁾ ⁽¹²⁾	10/06/2020	9,250,000	3,812,261	840,421
Octagon 51, Ltd.	Income B Note (effective yield 5.70%, maturity 7/20/2034)	4/16/2021	19,300,000	10,710,760	5,335,410
Octagon 55, Ltd.	Subordinated Note (effective yield 7.18%, maturity 3/20/2038)	2/11/2022	14,052,000	6,952,775	3,623,642
Octagon 58, Ltd.	Income Note (effective yield 8.51%, maturity 4/15/2038) ⁽¹⁰⁾	4/21/2022	15,625,000	14,639,271	9,238,127
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 8/16/2029) ⁽¹⁰⁾ ⁽¹¹⁾	7/18/2017	7,719,320	578,425	429,778
Park Blue CLO 2022-II, Ltd.	Subordinated Note (effective yield 6.51%, maturity 1/20/2035)	12/10/2024	31,000,000	17,223,879	8,230,994
RAD CLO 3, Ltd.	Subordinated Note (effective yield 13.29%, maturity 7/15/2037) ⁽¹⁰⁾	9/30/2025	8,350,000	3,707,399	1,980,298
RAD CLO 27, Ltd.	Subordinated Note (effective yield 8.05%, maturity 1/15/2038)	12/11/2024	10,800,000	9,578,535	5,494,185
Regatta VII Funding Ltd.	Class R1A Note (effective yield 62.13%, maturity 6/20/2034)	10/01/2021	10,126,500	12,677	2,349
Regatta VII Funding Ltd.	Class R2 Note (effective yield 111.22%, maturity 6/20/2034)	10/01/2021	10,126,500	86,153	20,846
Regatta VII Funding Ltd.	Subordinated Note (effective yield 0.00%, maturity 12/20/2028) ⁽¹²⁾	10/01/2021	6,450,000	1,953,862	483,750
Regatta XII Funding Ltd.	Class R1A Note (effective yield 37.75%, maturity 10/15/2037)	12/12/2024	14,629,350	34,145	42,580
Regatta XII Funding Ltd.	Class R2 Note (effective yield 37.75%, maturity 10/15/2037)	12/12/2024	14,629,350	307,309	383,217
Regatta XX Funding Ltd.	Income Note (effective yield 13.34%, maturity 1/15/2038) ⁽¹⁰⁾	8/04/2021	11,000,000	6,731,651	4,622,788
Regatta XX Funding Ltd.	Subordinated Note (effective yield 13.34%, maturity 1/15/2038)	3/04/2025	750,000	387,013	283,229
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 10.27%, maturity 10/15/2037)	6/10/2022	9,000,000	5,535,978	3,135,352
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 13.97%, maturity 1/20/2038)	12/27/2024	5,800,000	3,200,820	2,188,417

2

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾
Collateralized Loan Obligation Equity - 119.60% of Net Assets ⁽⁴⁾ ⁽⁸⁾ ⁽⁹⁾ (continued)
Structured Finance (continued)
United States (continued)
Rockford Tower 2024-2 Ltd	Subordinated Note (effective yield 13.85%, maturity 10/20/2037)	2/14/2025	11,050,000	8,308,551	5,132,268
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 30.22%, maturity 1/20/2035) ⁽¹⁰⁾	7/27/2023	3,600,000	1,507,486	1,304,458
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 17.65%, maturity 3/15/2038) ⁽¹⁰⁾	5/21/2024	7,280,000	5,173,370	4,209,374
RR 25 Ltd.	Subordinated Note (effective yield 7.10%, maturity 4/15/2041)	8/13/2024	15,636,000	10,432,026	6,888,066
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 8.93%, maturity 7/20/2034)	2/01/2024	5,525,000	3,430,463	1,961,011
Signal Peak CLO 8, Ltd.	Subordinated Note (effective yield 9.12%, maturity 10/20/2037)	12/12/2024	37,126,000	20,229,404	10,588,474
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2031) ⁽¹⁰⁾ ⁽¹²⁾	3/28/2018	11,370,000	3,380,844	51,183
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2032) ⁽¹⁰⁾ ⁽¹²⁾	3/22/2019	8,500,000	3,518,639	55,244
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 7.94%, maturity 4/15/2034)	7/25/2024	34,025,000	21,919,860	10,201,091
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 12.07%, maturity 10/21/2038)	7/01/2024	4,588,000	2,856,144	1,572,376
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 20.59%, maturity 7/15/2037)	9/20/2023	20,025,000	145,666	173,050
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 23.58%, maturity 7/15/2037)	9/20/2023	24,205,000	516,686	481,294
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 9.60%, maturity 7/15/2037)	9/20/2023	20,025,000	11,860,228	5,437,388
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 2.88%, maturity 1/20/2035)	5/03/2022	10,560,000	6,520,389	2,315,191
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	6/06/2014	11,597,500	(18,302)	2,014
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽¹²⁾	12/17/2014	11,000,000	1,100	1,650
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 4/18/2036) ⁽¹⁰⁾ ⁽¹¹⁾	2/02/2017	17,700,000	7,687,900	2,672,700
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 0.00%, maturity 4/15/2035) ⁽¹⁰⁾ ⁽¹²⁾	8/09/2017	23,940,000	10,724,654	2,556,502
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 7/15/2030) ⁽¹⁰⁾ ⁽¹¹⁾	6/22/2018	15,750,000	(191,961)	425,594
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 1/15/2035) ⁽¹⁰⁾ ⁽¹¹⁾	9/20/2019	13,470,000	6,421,182	1,481,700
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 7/20/2035) ⁽¹⁰⁾ ⁽¹¹⁾	6/03/2022	8,950,000	4,616,231	1,091,900
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 4/15/2030) ⁽¹²⁾	9/11/2017	12,777,500	1,278	1,917
Total United States				1,009,963,286	595,764,837
Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 2.53%, maturity 4/20/2034) ⁽¹⁰⁾ ⁽¹³⁾	12/27/2024	13,158,000	8,855,664	5,702,868
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 2.53%, maturity 4/20/2034) ⁽¹³⁾	12/27/2024	13,304,000	8,385,291	5,702,948
Aurium CLO XIII DAC	Subordinated Note (effective yield 9.79%, maturity 4/15/2038) ⁽¹³⁾	1/30/2025	3,277,500	3,130,140	2,529,622
Avoca CLO XXXI DAC	Subordinated Note (effective yield 8.90%, maturity 7/15/2038) ⁽¹³⁾	2/12/2025	2,830,000	2,337,992	1,915,467
BBAM European CLO II DAC	Subordinated Note (effective yield 19.61%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹³⁾	11/05/2021	1,000,000	900,756	572,949
Blackrock European CLO XV DAC	Subordinated Note (effective yield 6.92%, maturity 1/28/2038) ⁽¹³⁾	11/29/2024	3,250,000	3,072,961	2,354,277
CIFC European Funding VI DAC	Subordinated Note (effective yield 13.28%, maturity 10/15/2037) ⁽¹³⁾	7/17/2024	5,000,000	4,350,348	3,820,587
Clonkeen Park CLO DAC	Subordinated Note (effective yield 10.97%, maturity 10/15/2037) ⁽¹⁰⁾ ⁽¹³⁾	8/16/2024	33,291,000	24,096,463	17,279,078
CVC Cordatus Loan Fund XXXIII DAC	Subordinated Note (effective yield 9.52%, maturity 3/24/2038) ⁽¹³⁾	10/18/2024	5,417,000	4,816,482	4,074,814
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 6.42%, maturity 7/20/2034) ⁽¹³⁾	4/23/2021	600,000	396,852	165,710
Dryden 125 Euro CLO 2024 DAC	Subordinated Note (effective yield 17.25%, maturity 11/15/2038) ⁽¹⁰⁾ ⁽¹³⁾	10/03/2025	9,950,000	9,755,547	8,539,828
Henley CLO XI DAC	Subordinated Note (effective yield 12.25%, maturity 4/25/2039) ⁽¹³⁾	2/10/2025	1,500,000	1,483,185	1,436,244
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 4.30%, maturity 4/20/2033) ⁽¹³⁾	5/26/2021	1,500,000	907,218	582,022
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 12.75%, maturity 7/20/2036) ⁽¹³⁾	4/23/2024	1,125,000	916,277	727,978
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 7.12%, maturity 10/20/2037) ⁽¹³⁾	7/10/2024	5,000,000	4,248,744	3,080,327
Sculptor European CLO XII DAC	Subordinated Note (effective yield 14.03%, maturity 1/15/2038) ⁽¹³⁾	11/27/2024	7,050,000	5,707,682	4,752,138
Total Various				83,361,602	63,236,857
Total Collateralized Loan Obligation Equity				1,093,324,888	659,001,694

Loan Accumulation Facilities - 9.03% of Net Assets ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁵⁾
Structured Finance
United States
Steamboat LIX Ltd.	Loan Accumulation Facility	6/23/2025	9,936,250	9,936,250	10,162,497
Steamboat LV Ltd.	Loan Accumulation Facility	6/16/2025	8,561,000	8,561,000	8,557,519
Steamboat LVI Ltd.	Loan Accumulation Facility	5/27/2025	5,500,750	5,500,750	5,470,217
Steamboat LVIII Ltd.	Loan Accumulation Facility	6/04/2025	3,077,000	3,077,000	3,143,912
Steamboat LXII Ltd.	Loan Accumulation Facility	10/08/2025	2,675,050	2,675,050	2,675,135
Steamboat LXIII Ltd.	Loan Accumulation Facility	12/17/2025	1,699,200	1,699,200	1,700,365
Total United States				31,449,250	31,709,645
Various
1988 Asset Mgmt Euro CLO 1 DAC	Loan Accumulation Facility	2/13/2026	1,126,008	1,337,247	1,304,156
Blackthorn CLO	Loan Accumulation Facility	9/04/2025	14,108,000	16,449,489	16,765,680
Total Various				17,786,736	18,069,836
Total Loan Accumulation Facilities				49,235,986	49,779,481

Asset Backed Securities - 10.45% of Net Assets ⁽⁴⁾
Structured Finance
United States
Carmax Select Receivables Trust 2025-B	Class R Note (effective yield 21.02%, maturity 9/15/2032) ⁽⁸⁾	09/17/2025	3,580	2,531,418	2,520,238
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 13.95%, maturity 6/10/2031) ⁽⁸⁾	06/04/2024	23,083	5,016,358	4,774,015
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 10.85%, maturity 9/10/2032) ⁽⁸⁾	09/10/2024	17,730	6,780,445	6,665,356
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 14.18%, maturity 12/10/2032) ⁽⁸⁾	12/10/2024	15,578	5,352,415	5,307,592
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note (effective yield 18.95%, maturity 8/10/2032) ⁽⁸⁾	02/11/2025	12,500	2,692,338	2,671,600
Carvana Auto Receivables Trust 2025-P1	Class R Note (effective yield 11.00%, maturity 3/10/2033) ⁽⁸⁾	03/11/2025	14,850	6,795,231	6,274,103
Carvana Auto Receivables Trust 2025-P3	Class R Note (effective yield 15.97%, maturity 9/12/2033) ⁽⁸⁾	09/16/2025	16,180	10,476,706	10,417,428
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 20.30%, maturity 11/10/2033) ⁽⁸⁾	11/18/2025	9,902	5,070,843	5,092,799
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 10.39%, maturity 11/25/2031) ⁽⁸⁾	07/25/2024	5,000	1,305,122	1,220,862
Chase Auto Owner Trust 2025-1	Class R1 Note (effective yield 13.86%, maturity 11/26/2032) ⁽⁸⁾	07/24/2025	25,000	4,325,000	4,331,580
Chase Auto Owner Trust 2025-2	Class R1 Note (effective yield 19.81%, maturity 2/25/2033) ⁽⁸⁾	10/17/2025	20,270	3,214,011	3,248,836
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Note (effective yield 10.26%, maturity 6/20/2049) ⁽⁸⁾	06/09/2025	1,184,151	2,414,782	2,132,282
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, 12.20% (1M SOFR + 8.50%, due 1/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁷⁾	09/20/2024	580,523	580,523	580,339
PenFed Auto Receivables Owner Trust 2025-A	Class R Note (effective yield 15.14%, maturity 10/17/2033) ⁽⁸⁾	09/11/2025	17,500	2,232,339	2,299,957
Total Asset Backed Securities				58,787,531	57,536,987

3

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾
Collateralized Fund Obligation Equity - 9.46% of Net Assets ⁽⁴⁾ ⁽⁸⁾ ⁽⁹⁾
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, maturity 10/15/2036)	10/21/2024	16,286,000	16,286,000	14,124,078
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, maturity 7/15/2037)	7/30/2025	21,671,000	21,671,000	19,208,724
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, maturity 4/30/2037) ⁽¹⁷⁾	7/21/2025	7,889,229	7,889,229	7,179,603
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 10.54%, maturity 7/13/2038)	7/13/2023	2,203,689	2,203,689	1,020,988
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, maturity 12/28/2035) ⁽¹⁷⁾	7/03/2024	14,250,803	14,250,803	10,600,371
Total Collateralized Fund Obligation Equity				62,300,721	52,133,764

Equipment Financing - 0.08% of Net Assets ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁶⁾
Infrastructure
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 4/8/2026)	7/08/2024	235,992	235,992	238,778
Applied Digital Corporation	Equipment Financing, 14.62% (due 4/8/2026)	7/08/2024	225,599	225,599	228,262
Total Equipment Financing				461,591	467,040

Equity Securities - 15.86% of Net Assets
Banking
Various
Steamboat Credit Opportunities I LLC	Common Units ⁽⁴⁾ ⁽¹⁹⁾	2/03/2026	67,025,000	79,346,041	77,340,788
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁸⁾ ⁽¹⁹⁾	7/19/2023	1	1,147	574
Delta Leasing SPV III, LLC	Common Equity ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁸⁾ ⁽¹⁹⁾	7/19/2023	18	18	621,458
Horizon Technology Finance Corporation	Common Equity	11/12/2025	13,277	94,532	55,896
Pasadena Private Lending, Inc.	Common Equity, Class A-2 ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁸⁾	12/18/2025	13,909	129,945	102,996
Senior Credit Corp 2022 LLC	Common Equity ⁽⁴⁾ ⁽¹⁷⁾ ⁽¹⁹⁾	1/30/2023	2,950,684	2,950,684	3,184,909
Total Financial Services				3,176,326	3,965,833
Oil & Gas
United States
McDermott International Ltd	Common Equity ⁽⁴⁾ ⁽¹⁸⁾	12/31/2020	1,951	121,936	44,385
Mcdermott International Ltd	Common Equity ⁽¹⁸⁾	12/04/2025	743	-	19,318
Total Oil & Gas				121,936	63,703
Structured Finance
United States
1988 Strategic CLO Equity Fund I, LP	Limited Partnership Interest (due 1/23/2034)	1/22/2026	5,998,099	5,998,062	5,998,099
Total Equity Securities				88,642,365	87,368,423

Loans and Notes - 20.17% of Net Assets
Entertainment
United States
SI Tickets, Inc.	Senior Secured Loan, 10.00% (due 8/30/2026) ⁽⁴⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁶⁾ ⁽¹⁷⁾	11/12/2025	2,885,185	2,885,185	3,251,603
Financial Services
United States
BSD Capital Inc.	Senior Unsecured Note, 6.31% (3M SOFR + 2.66%, due 10/31/2027) ⁽⁴⁾ ⁽⁶⁾ ⁽⁹⁾	1/16/2025	10,726,000	9,601,317	9,926,913
Delta Leasing SPV III, LLC	Senior Secured Note, 13.00% (due 7/18/2030) ⁽⁴⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁶⁾ ⁽¹⁷⁾ ⁽¹⁹⁾	7/19/2023	12,062,419	12,062,116	12,062,419
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.50% (due 9/4/2030) ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁶⁾	9/04/2025	3,310,670	3,041,696	2,959,408
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/5/2028) ⁽⁴⁾ ⁽¹⁶⁾ ⁽¹⁷⁾ ⁽¹⁹⁾	1/30/2023	6,884,929	6,884,929	6,884,929
Pasadena Private Lending, Inc.	Senior Secured Loan, 14.70% (3M SOFR + 9.75%, due 1/31/2031) ⁽⁴⁾ ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁷⁾	12/18/2025	4,898,000	4,524,628	4,704,529
Total Financial Services				36,114,686	36,538,198
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 6/30/2027) ⁽⁴⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁶⁾	12/31/2025	5,603,119	5,511,727	5,491,057
Integrated Modular Data Centers, LLC	Senior Secured Loan, 11.00% (due 10/19/2026) ⁽⁴⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁶⁾ ⁽¹⁷⁾	9/22/2025	4,880,891	4,880,891	5,266,482
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-1, 14.70% (1M SOFR + 11.00%, due 2/28/2029) ⁽⁴⁾ ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽²⁰⁾	2/26/2026	21,676,274	21,259,407	24,331,618
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-2, 14.70% (1M SOFR + 11.00%, due 2/28/2029) ⁽⁴⁾ ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽²⁰⁾	2/26/2026	4,350,634	4,266,299	4,883,587
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-3, 14.70% (1M SOFR + 11.00%, due 2/28/2029) ⁽⁴⁾ ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁷⁾	2/26/2026	26,998,628	26,467,877	30,305,960
Total Infrastructure				62,386,201	70,278,704
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class C Loan, 14.50% (due 7/13/2038) ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁶⁾	7/13/2023	966,685	957,018	997,235
Total Loans and Notes				102,343,090	111,065,740

Preferred Stock - 0.90% of Net Assets ⁽⁴⁾ ⁽⁹⁾
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽¹⁸⁾ ⁽¹⁹⁾	7/19/2023	252	251,801	251,859
NCS SPV LLC	Preferred Stock, 14.00% (due 12/22/2099) ⁽⁷⁾	12/24/2025	1,897	1,897,110	1,897,110
NCS SPV LLC	Preferred Stock	12/24/2025	-	19	19
Pasadena Private Lending, Inc.	Preferred Stock, Class C-2, 10.00% (due 12/22/2031) ⁽¹⁶⁾	12/18/2025	13,909	482,051	452,837
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.00% (due 4/20/2031) ⁽¹⁶⁾ ⁽⁷⁾	10/17/2025	2,504	2,321,950	2,357,276
Total Preferred Stock				4,952,931	4,959,101

Rated Feeder Fund Equity - 0.21% of Net Assets ⁽⁴⁾ ⁽⁸⁾ ⁽⁹⁾
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, maturity 9/3/2040) ⁽¹⁷⁾	9/02/2025	1,344,159	1,344,159	1,157,967

4

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾
Regulatory Capital Relief Securities - 4.70% of Net Assets ⁽⁴⁾ ⁽⁹⁾
Banking
France
PSA Banque France, AASFL 2022-1	Credit Linked Note - Class B, 14.46% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽¹³⁾	11/22/2022	818,625	843,143	948,735
BNP Paribas, Marianne	Credit Linked Note, 11.53% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽¹³⁾	9/22/2023	433,662	461,698	503,789
Total France				1,304,841	1,452,524
United States
Deutsche Bank AG, LOFT 2022-1	Credit Linked Note - Class C, 22.54% (CD 3M SOFR + 19.00%, due 2/28/2032) ⁽⁶⁾	8/22/2022	8,371,412	8,040,301	9,029,354
Various
Deutsche Bank AG, CRAFT 2022-1	Credit Linked Note, 15.64% (SOFR + 12.00%, due 4/21/2032) ⁽⁶⁾	10/26/2022	3,319,544	3,219,083	3,437,342
Manitoulin USD Ltd., Muskoka Series 2022-1	Guarantee Linked Note - Class E, 3.82% (CD 3M SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾	10/12/2022	22,137	22,137	22,184
HSBC Continental Europe, Pixel 2022-1	Junior Credit Linked Note, 15.00% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽¹³⁾	12/16/2022	3,316,884	3,412,302	4,027,901
Standard Chartered Bank, Chakra 7	Class B Note, 14.92% (CD 3M SOFR + 11.00%, due 4/25/2031) ⁽⁶⁾	10/07/2022	5,536,923	5,536,923	5,564,829
Deutsche Bank AG, TRAFIN 2023-1	Credit Linked Note - Class A, 13.75% (CD 3M SOFR + 10.00%, due 6/1/2029) ⁽⁶⁾	11/27/2023	2,375,000	2,375,000	2,417,432
Total Various				14,565,445	15,469,688
Total Regulatory Capital Relief Securities				23,910,587	25,951,566

Warrants - 0.04% of Net Assets ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁸⁾
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	10/20/2025	32,342	302,155	239,331

Total investments, at fair value March 31, 2026				$1,497,110,101	$1,057,772,184

Liabilities, at Fair Value - (57.77)% of Net Assets
Unfunded Investment Commitments - (0.06)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 14.70% (3M SOFR + 9.75%, due 1/31/2031) ⁽⁴⁾ ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁷⁾	12/18/2025	$4,898,000	$-	$(193,716)
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, maturity 9/3/2040) ⁽¹⁷⁾	9/02/2025	8,655,841	-	(71)
Total Unfunded Investment Commitments				-	(193,787)

Term Preferred Stock and Unsecured Notes at Fair Value - (57.75)% of Net Assets ⁽²⁰⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		(31,696,800)	(31,696,800)	(31,823,587)
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(87,412,550)
7.75% Unsecured Notes due 2030	Unsecured Note		(115,000,000)	(115,000,000)	(114,057,000)
6.75% Unsecured Notes due 2031	Unsecured Note		(37,727,775)	(37,727,775)	(37,727,775)
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(48,037,950)	(48,037,950)	(47,230,912)
Total Term Preferred Stock and Unsecured Notes at Fair Value				(325,712,525)	(318,251,824)

Total liabilities, at fair value March 31, 2026				$(325,712,525)	$(318,445,611)

Net assets above (below) fair value of investments and liabilities at fair value					(188,244,319)

Net Assets as of March 31, 2026					$551,082,254

5

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Footnotes to the Consolidated Schedule of Investments:
⁽¹⁾	Unless otherwise noted, the Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" issuers if it owned 25% or more of its voting securities.
⁽²⁾	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
⁽³⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company's Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁴⁾	Securities exempt from registration under the Securities Act of 1933, and are deemed to be "restricted securities". As of March 31, 2026, the aggregate fair value of these securities is $1.1 billion, or 191.9% of the Company’s net assets.
⁽⁵⁾	Country represents the principal country of risk where the investment has exposure. Where "various" is noted, the security has exposure to more than one country, which may represent countries in North America, Europe, Latin America and Asia.
⁽⁶⁾	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
⁽⁷⁾	As of March 31, 2026, the investment includes interest income capitalized as additional investment principal, referred to as "PIK" interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
⁽⁸⁾	Collateralized loan obligation ("CLO") equity, Collateralized Fund Obligations equity, Rated Feeder Equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2026, the Company's weighted average effective yield on its aggregate CLO equity positions based on current amortized cost, was 8.98%. When excluding called CLOs the Company's weighted average effective yield on its CLO equity positions was 9.30%.
⁽⁹⁾	Classified as Level III investment. See Note 3 "Valuation of Investments" for further discussion.
⁽¹⁰⁾	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
⁽¹¹⁾	As of March 31, 2026, the Investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
⁽¹²⁾	As of March 31, 2026 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
⁽¹³⁾	Investment principal amount is denominated in EUR.
⁽¹⁴⁾	Investment principal amount is denominated in GBP.
⁽¹⁵⁾	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
⁽¹⁶⁾	Fixed rate investment.
⁽¹⁷⁾	This investment has an unfunded commitment as of March 31, 2026.
⁽¹⁸⁾	The following investment is not an income producing security.
⁽¹⁹⁾	The following is an affiliated investment as defined under the 1940 Act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control.
See Note 5 "Related Party Transactions" for further discussion.
⁽²⁰⁾	The Company sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Company recorded a liability titled “Investments sold under participation agreements, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities. As of March 31, 2026, this liability bears an interest rate of 12.55%.
⁽²¹⁾	The Company has accounted for its unsecured notes and mandatorily redeemable preferred stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value.
See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:

CD - Compounded Daily

DD - Delayed Draw

EUR - Euro

EURIBOR - Euro London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

6

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2026

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value ⁽¹⁾

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	174,317,371	EUR	145,233,493	Barclays Bank PLC	1/28/2026	4/30/2026	$6,422,660
USD	14,547,955	GBP	10,540,622	Barclays Bank PLC	1/28/2026	4/30/2026	604,726
USD	1,346,089	EUR	1,126,008	Barclays Bank PLC	2/10/2026	4/30/2026	44,387
USD	1,282,252	EUR	1,082,281	Barclays Bank PLC	2/05/2026	4/30/2026	31,100
							$7,102,873

Unrealized depreciation on forward currency contracts
EUR	8,340,955	USD	9,896,072	Barclays Bank PLC	2/27/2026	4/30/2026	$(253,652)
EUR	7,121,231	USD	8,450,669	Barclays Bank PLC	2/03/2026	4/30/2026	(218,291)
GBP	1,319,595	USD	1,806,627	Barclays Bank PLC	2/03/2026	4/30/2026	(61,055)
EUR	319,889	USD	370,021	Barclays Bank PLC	3/25/2026	4/30/2026	(219)
Total unrealized depreciation on forward currency contracts							$(533,217)

⁽¹⁾ See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Company.

7

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally-managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). The Company also invests in other credit-oriented securities and instruments.

The Company was initially formed on March 24, 2014, and commenced operations on June 6, 2014. The Company completed its initial public offering on October 7, 2014 and shares of the Company’s common stock began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC” on October 8, 2014.

Eagle Point Credit Management LLC (the “Adviser”) serves as the investment adviser of the Company and manages the Company’s investments, subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, serves as the administrator of the Company (the “Administrator”).

The Company has three wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company; Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company; and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts and transactions have been eliminated upon consolidation.  As of March 31, 2026, Sub I, Sub II and Sub II US held 22%, 3% and 1% of the Company’s total assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Consolidated Schedule of Investments have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the Consolidated Schedule of Investments are measured and presented in U.S. dollars.

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the Consolidated Schedule of Investments and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the Consolidated Schedule of Investments is the valuation of the Company’s investments. Actual results may differ from those estimates.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date.

8

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Forward currency contracts are recorded at fair value, with the change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses from the settlement of forward currency contracts are reported on the Consolidated Statement of Operations.

Cash amounts pledged as collateral in connection with forward currency contracts is considered restricted.

Participation Agreements

The Company enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.

For certain participation agreements, the Company records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled "Investments sold under participation agreements, at fair value" in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Company recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms. Unrealized gains and losses on participation liabilities are included in net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents on the Consolidated Statement of Operations. Realized gains and losses on participation liabilities are included in net realized gain (loss) on investments, foreign currency and cash equivalents on the Consolidated Statement of Operations.

For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Company reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Company's retained economic interest.

The Company retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of March 31, 2026, participation liabilities totaled $8.8 million and the carrying value of the related underlying investment was reduced by $6.4 million as a result of participation interest sold.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments:

•	6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”)
•	5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”)
•	7.75% Unsecured Notes due 2030 (the “Series 2030 Notes”)
•	6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes, Series 2029 Notes and Series 2030 Notes, the “Unsecured Notes”)
•	6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”)

9

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

•	8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they occur and to simplify financial reporting and presentation.

3.	VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the Consolidated Schedule of Investments at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.
•	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own

10

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

In accordance with ASC Topic 820, the Company may use net asset value (“NAV”) as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value, such as the Company’s investment in Joint Ventures (“JV”). When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

11

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2026:

Amounts are in millions
	Level I	Level II	Level III	Investments measured at NAV	Total
Assets at Fair Value

Investments at Fair Value
CLO Debt	$-	$8.1	$-	$-	$8.1
CLO Equity	-	-	659.0	-	659.0
Loan Accumulation Facilities	-	-	49.8	-	49.8
Asset Backed Securities	-	56.9	0.5	-	57.4
CFO Equity	-	-	52.1	-	52.1
Equipment Financing	-	-	0.5	-	0.5
Equity Securities	0.1	-	6.8	80.5	87.4
Loans and Notes	-	-	104.2	6.9	111.1
Preferred Stock	-	-	5.0	-	5.0
Rated Feeder Fund Equity	-	-	1.2	-	1.2
Regulatory Capital Relief Securities	-	-	26.0	-	26.0
Warrants	-	-	0.2	-	0.2
Total Investments at Fair Value (1)	$0.1	$65.0	$905.3	$87.4	$1,057.8

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$-	$7.1	$-	$-	$7.1
Total Forward Currency Contracts (1)	$-	$7.1	$-	$-	$7.1

Liabilities at Fair Value
Unfunded Investment Commitments
Unfunded liabilities	$-	$-	$0.2	$-	$0.2
Total Unfunded Investment Commitments (1)	$-	$-	$0.2	$-	$0.2

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized depreciation on forward currency contracts	$-	$0.5	$-	$-	$0.5
Total Forward Currency Contracts (1)	$-	$0.5	$-	$-	$0.5

Term Preferred Stock and Unsecured Notes at Fair Value
Series 2028 Notes	$31.8	$-	$-	$-	$31.8
Series 2029 Notes	87.4	-	-	-	87.4
Series 2030 Notes	114.1	-	-	-	114.1
Series 2031 Notes	37.7	-	-	-	37.7
Series C Term Preferred Stock	47.2	-	-	-	47.2
Total Term Preferred Stock and Unsecured Notes at Fair Value (1)	$318.2	$-	$-	$-	$318.2

(1)	Amounts may not foot due to rounding.
(2)	Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

12

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2026:

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$659.0	Independent Pricing Service (2)	Mid Price	0.02% - 84.83% / 40.19%
Asset Backed Securities	0.5	Discounted Cash Flow	Discount Rate (3)	12.14%
CFO Equity	52.1	Discounted Cash Flow	Discount Rate	21.50% - 42.50% / 37.01%
Equipment Financing	0.5	Discounted Cash Flow	Discount Rate	14.30 - 14.30 / 14.30%
Equity Securities	0.6	Waterfall	Asset Sale Price	$2.84
Equity Securities	0.1	Waterfall, Guideline Public Company Method	Share Price	$7.41
Loans and Notes	95.7	Discounted Cash Flow	Discount Rate	10.91% - 23.27% / 17.65%
Loans and Notes	3.0	Discounted Cash Flow and Monte Carlo Simulation Model	Discount Rate (3)	8.38%
			Volatility (3)	30.00%
			NAV per Share (3)	$6.98
			Share Price (3)	$4.30
			Dividend Rate (3)	16.74%
			Risk Free Rate (3)	4.06%
			Time to Liquidity (in years) (3)	4.40
Preferred Stock	2.6	Discounted Cash Flow	Discount Rate	12.00% - 17.77% / 17.21%
Preferred Stock	0.5	FINCAD Convertible Model	Discount Rate (3)	18.71%
			Volatility (3)	40.00%
			Share Price (3)	$7.41
			Risk Free Rate (3)	3.99%
			Time to Liquidity (in years) (3)	5.73
Rated Feeder Fund Equity	1.2	Discounted Cash Flow	Discount Rate (3)	29.97%
Regulatory Capital Relief Securities	26.0	Discounted Cash Flow	Discount Rate	9.45% - 12.91% / 11.26%
			Constant Prepayment Rate	0.00% - 19.21% / 9.96%
			Constant Default Rate	0.00% - 1.77% / 1.22%
			Loss Severity	0.00% - 48.71% / 34.65%
Warrants	0.2	Waterfall, Guideline Public Company Method	Share Price	$7.41
Total Fair Value of Level III Investments (4)	$842.0

(1)	Weighted average calculations are based on the fair value of investments.
(2)	The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.
(3)	Range not shown as only one position is included in category.
(4)	Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

•	Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.
•	Changes in the prepayment rate may result in a higher or lower fair value, depending on the circumstances.
•	Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent market transactions and data reported by trustees. As a result, investments with a fair value of $63.3 million have been excluded from the

13

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

preceding table.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the three months ended March 31, 2026:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities	Asset Backed Securities	CFO Equity	Equipment Financing	Equity Securities
Balance as of January 1, 2026	$892.9		$55.2	$16.0	$57.7	$1.4	$0.8
Purchases of investments	3.9		7.9	-	0.9	-	2.2
Proceeds from sales or maturity of investments	(58.2	)(1)	(13.5)	(15.4)	-	(0.9)	(0.3)
Non-cash transfer of assets in exchange for equity interest in investment company	(4.0)		-	-	-	-	4.0
Payment-in-kind interest	-		-	-	-	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(175.6)		0.2	-	(6.5)	-	-
Balance as of March 31, 2026 (2)	$659.0		$49.8	$0.6	$52.1	$0.5	$6.7
Change in unrealized appreciation (depreciation) on investments still held as March 31, 2026	$(179.3)		$0.3	$-	$(6.5)	$-	$(0.0)

	Loans and Notes		Preferred Stock	Rated Feeder Fund Equity	Regulatory Capital Relief Securities	Warrants	Total
Balance as of January 1, 2026	$67.8		$3.0	$1.2	$107.6	$0.3	$1,203.9
Purchases of investments	66.3		2.0	-	10.0	-	93.2
Proceeds from sales or maturity of investments	(42.6)		-	-	(1.1)	-	(132.0)
Non-cash transfer of assets in exchange for equity interest in investment company	-		-	-	(90.6)	-	(90.6)
Payment-in-kind interest	0.9		-	-	-	-	0.9
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	11.8		-	-	0.1	(0.1)	(170.1)
Balance as of March 31, 2026 (2)	$104.2		$5.0	$1.2	$26.0	$0.2	$905.3
Change in unrealized appreciation (depreciation) on investments still held as March 31, 2026	$7.9		$0.0	$0.0	$0.1	$(0.1)	$(177.6)

(1)	Includes $30.1 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(2)	Amounts may not foot due to rounding.

Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation or depreciation are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s

14

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.

Valuation of CLO Equity

The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such investments are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Company’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).

LAFs are typically short to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Company’s investment (i.e., the principal amount invested) and the Company’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.

If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent using the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Company’s investment (i.e., the principal amount invested), the Company’s attributable share of unrealized gains or losses on the LAF’s

15

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.

Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy.

Valuation of ABS, CFO Equity, Equipment Financing, Equity Securities, Loans and Notes, Preferred Stock, Rated Feeder Fund Equity, Regulatory Capital Relief Securities and Warrants

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in ABS, CFO equity, equipment financing, equity securities, loans and notes, preferred stock, rated feeder fund equity, regulatory capital relief securities and warrants. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Exchange-Traded Investments

The Adviser values investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different from NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are classified as Level I within the fair value hierarchy and are valued at their official closing price, as reported by the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend

16

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

Certain securities in which the Company invests, including equity and junior debt tranches of CLOs, CFOs, and other structured securities, are subordinate to more senior tranches. These securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, at the time of issuance, certain securities, including CLO equity securities and certain CFO securities, are under-collateralized in that the face amount of the debt and equity at inception exceeds the issuer’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs, CFOs, and similar securities in which the Company is invested.

High Yield Investment Risk

Certain investments of the Company, including CLO equity and junior debt securities, are rated below investment grade or unrated. Such securities are sometimes referred to as “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments, including CLOs, may also be higher yield investments. Investing in such investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLOs, CFOs, and other subordinated instruments that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities, in particular, are very highly leveraged (with CLO equity securities typically being leveraged ten times). The CLO securities and other inherently leveraged instruments in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO or other credit investment may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Risks of Default on Underlying Assets

A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Company’s portfolio. A wide range of factors could adversely affect the ability

17

of the issuer of an underlying asset to make interest or other payments on that asset. Any defaults and losses will have a negative impact on the fair value of the Company’s investments and will reduce the cash flows that the Company receives from its investments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Adviser’s Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities and certain other asset-backed issuers in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, these securities are subject to prepayment risk. If the Company or a CLO collateral manager (or other applicable asset manager) are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted. Other debt instruments in which the Company invests are also subject to prepayment risk, particularly where the instrument has passed or is not subject to a “non-call” period.

Liquidity Risk

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities and certain other credit assets in which the Company invests is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. For example, in recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO

18

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Regulatory Capital Relief Investments Risk

Regulatory capital relief investments are credit risk transfers (“CRTs”) or significant risk transfers (“SRTs”). These transactions enable a bank or other issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as the Company, in order to obtain regulatory capital relief, risk limit relief, and/or credit risk hedging with respect to the reference assets. Under these transactions, a third-party investor (e.g., the Company), agrees to absorb losses on a designated loan portfolio in exchange for a protection payment. By transferring the risk of credit losses from these assets away from a bank’s balance sheet, the bank can reduce the amount of regulatory capital it is required to hold against the reference assets without

19

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

having to take actions such as selling assets or raising equity capital. Under any such trades into which the Company enters, the Company will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default - which may be more likely if there is a general deterioration in credit markets - the principal of the Company’s credit-linked notes will be used to cover the losses. There may be a risk that the international regulatory framework for banks (known as “Basel III”) of the Bank for International Settlements, when fully implemented, may discourage such regulatory capital relief trades and/or may force banks to unwind some or all existing transactions.

Infrastructure Sector Risk

Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Company. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, increasing the risk of default of the Company’s debt investments in Infrastructure Assets and causing the value of any related equity investments to decline. This could have a material adverse effect on the Company’s performance.

Asset-Based Finance Investments Risk

The Company may invest in asset-based finance (“ABF”) investments, which are credit instruments in which repayment is supported by cash flows generated by a defined pool of financial or operating assets rather than the general credit of a corporate borrower. ABF investments may include, among others, loans, notes, receivables, leases, and other structured credit instruments backed by assets such as equipment, vehicles, inventory, intellectual property, payment streams, contractual receivables, or other assets. These investments may be originated directly or acquired through secondary transactions and may be held in various forms, including whole loans, loan participations, asset-backed securities, or other structured instruments. The value of ABF investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. ABF investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Company may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with ABF investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment, and broader economic and market conditions. These factors may reduce the Company’s returns or result in losses.

Real Estate Investment-Related Risks

The Company may invest in securities or instruments backed by real estate or issued by REITs or other real estate-related issuers, which investments will be subject to the risks incident to the ownership and operation of real estate. Such risks include the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; various uninsured or uninsurable risks; the ability of clients or third-party borrowers to manage the real properties; and natural disasters and events such as COVID-19. Developments such as migration away from urban centers, an increase in work-from-home and greater reliance on telecommuting technologies, e-commerce and remote learning may result in long-lasting and fundamental changes in the demand for residential and commercial real estate in various locales. A shrinking tax base and a rise in budget deficits may compel certain state and local governments to implement property tax increases, which may have a detrimental effect on companies in the real-estate related sector.

20

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Investments in Unsecured Debt

Certain of the Company’s investments are expected to constitute unsecured debt. While unsecured debt ranks senior to common stock or preferred equity of an issuer, unsecured debt effectively ranks subordinate in priority of payment to secured debt and may not have the benefit of financial covenants common for secured debt. Unlike secured debt, unsecured debt does not have the benefit of a lien with respect to specific collateral. In any liquidation, dissolution, bankruptcy or similar proceeding involving an issuer, the holders of the issuer’s secured debt may assert rights against the assets pledged to secure that debt in order to receive full payment of their debt before the assets may be used to pay other creditors of the issuer, including the Company. Accordingly, unsecured debt typically involves a heightened level of risk of loss of principal.

Investments in Secured Debt

The assets of the portfolio of the Company may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Company’s collateral would adversely affect the priority of the liens and claims held by the Company and could adversely affect the Company’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

21

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign

22

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	DERIVATIVE CONTRACTS

Forward Currency Contracts

The Company enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Warrants

The Company may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Company with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Company could potentially lose its entire investment in a warrant.

The Company is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Company from counterparty risk is limited to the fair value of the contracts.

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Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

Volume of Derivative Activities

The Company considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the three months ended as of March 31, 2026:

Amounts in millions

	Notional amounts
Primary Underlying Risk	Long Exposure	Short exposure
Foreign Exchange Risk
Forward Currency Contracts	$191.5	$20.5

Equity Price Risk
Warrants (1)	0.2	-

(1)	Notional amount presented for warrants is based on the fair value warrants at March 31, 2026.

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of March 31, 2026. Balances are presented on a gross basis, prior to the application of counterparty and collateral netting. Additionally, the table identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the three months ended March 31, 2026:

Amounts in millions

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$7.1	$(0.5)	$(3.4)	$7.0
Warrants	0.2	-	-	(0.1)

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts, by counterparty, as reported in the Consolidated Statement of Assets and Liabilities as of March 31, 2026:

Amounts in millions

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Derivative Assets	Derivative Liabilities	Pledged	Net Amount
Counterparty 1	$7.1	$(0.5)	$-	$6.6

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Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2026

(Unaudited)

5.	RELATED PARTY TRANSACTIONS

Joint Ventures

Senior Credit Corp 2022 LLC

On December 5, 2022, the Company (and certain other accounts managed by the Adviser) acquired unsecured notes and equity interests in a JV with a third-party internally-managed business development company (the “JV Partner”). The JV, Senior Credit Corp 2022 LLC, invests in secured loans and equipment financings to growth-stage companies that have been originated by the JV Partner. As of March 31, 2026, the Company held 6.68% of the JV’s outstanding equity.

Steamboat Credit Opportunities I LLC

On February 4, 2026, the Company entered into an agreement with a third-party investment firm to form Steamboat Credit Opportunities I LLC (“Steamboat Credit”), a JV that invests in certain regulatory capital relief securities. Steamboat Credit may incur leverage from time to time to finance its investment activities and for other corporate purposes. The Administrator serves as the administrator to Steamboat Credit. The Company has committed to fund up to $210 million of capital into Steamboat Credit, representing 87.5% of the vehicle’s economic ownership. On February 4, 2026, the Company made an in-kind capital contribution of regulatory capital relief securities with a fair value of approximately $90.6 million into Steamboat Credit.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company operated under exemptive relief from a previous order issued on March 17, 2015.

Affiliated Investments

The Company has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Company and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.

The following investments were considered affiliated investments as of March 31, 2026:

Issuer	Investment Description	Interest Income	Dividend Income	Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Cash Equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030)	$0.4	$-	$-	$12.1	$12.1	$5.2
Delta Financial Holdings LLC	Preferred Units	-	-	-	0.3	0.3	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	-	-	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	0.6	-	N/A
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	0.1	-	-	6.9	6.9	N/A
Senior Credit Corp 2022 LLC	Common Stock	-	0.3	(0.1)	3.2	3.0	N/A
Steamboat Credit Opportunities I LLC	Common Units	1.2	-	(2.0)	77.3	79.3	130.7
Total		$1.7	$0.3	$(2.1)	$100.4	$101.6	$135.9

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